FIRST AMENDMENT TO THE CLINICAL TRIAL AGREEMENT

This First Amendment to the Clinical Trial Agreement (“First Amendment”) is made on August 28, 2018 (“Effective Date”) by and between Cancer Center of Kansas (“Institution”) and Cancer Insight, LLC (“CRO”). CRO and Institution are herein referred to collectively as “Parties.” Individually, each of CRO and Institution is a “Party.”

WHEREAS, the Parties previously entered into a Clinical Trial Agreement (“Agreement”), with an effective date of April 10, 2018, pertaining to the performance of the clinical study titled and described as “A Phase I/IIa Rollover Study of the Whole-Cell Vaccine BriaVax in Metastatic or Locally Recurrent Breast Cancer Patients in Combination with Ipilimumab or Pembrolizumab” (the “Study”);

WHEREAS, the Parties desire to amend the Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties agree as follows:

A.	EXHIBIT B BUDGET Section J to the Agreement is hereby amended and replaced in its entirety as follows:

i.	Sponsor may provide pembrolizumab (KEYTRUDA®, anti-PD-1) and ipilimumab (YERVOY®, anti-CTLA-4), as applicable, to Institution. In the event Sponsor is unable to do so, Institution may provide pembrolizumab (KEYTRUDA®, anti-PD-1) and ipilimumab (YERVOY®, anti-CTLA-4), as applicable, and invoice Sponsor for the costs of such. The cost of ipilimumab for 5mg/ml 40ml vial is hereby listed as $29,691.00, inclusive of Institution’s overhead. The cost of pembrolizumab for 25mg/ml 4ml vial is hereby listed as $4,786.00, inclusive of Institution’s overhead.

B.	Except as expressly modified herein, all other terms, conditions, and provisions of the Agreement shall remain in full force and effect.

The authorized representatives of the Parties have signed this First Amendment as set forth below.

Cancer Center of Kansas		Cancer Insight, LLC

By:		By:

Name:	Shaker Dakhil	Name:	Steven White

Title:	President	Title:	Chief Operating Officer

Date:	[Filing date], 2018	Date:	[Filing date], 2018

READ AND ACKNOWLEDGED:
BriaCell Therapeutics, LLC

By:

Name:	William V. Williams

Title:	President and CEO

Date:	[Filing date], 2018